SUPPLEMENT DATED JUNE 27, 2014 TO THE PROSPECTUS FOR THE

SEAFARER OVERSEAS GROWTH AND INCOME FUND

(THE “FUND”) DATED AUGUST 31, 2013,

AS SUPPLEMENTED NOVEMBER 15, 2013.

IMPORTANT NOTICE REGARDING CHANGES IN INVESTMENT STRATEGY EFFECTIVE AUGUST 31, 2014

Recently, the Board of Trustees of Financial Investors Trust approved two changes to the Fund’s principal investment strategies. These changes are expected to be effective on or about August 31, 2014.

First, the Fund currently seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in dividend-paying common stocks, preferred stocks, convertible securities and debt obligations of foreign companies, where “total assets” means net assets, plus the amount of any borrowings for investment purposes.  Effective on or about August 31, 2014, the Fund may also pursue its investment objective by investing in the debt obligations of foreign governments and their agencies.

Second, the Fund will modify its principal investment strategies pursuant to which it may invest a significant amount of its net assets in the securities of companies located in both developing and selected foreign developed nations.  Currently, the Fund’s principal investment strategies provide that the Fund may invest a significant amount of its net assets (50% to 80% under normal market conditions) in the securities of companies located in developing countries, as described more fully in the Fund’s prospectus.  In addition, the strategies provide that the Fund may invest a significant amount of its net assets (20% to 50% under normal market conditions) in the securities of companies located in selected foreign developed nations, as described more fully in the Fund’s prospectus, which in the Adviser’s opinion have significant economic and financial linkages to developing countries.  Effective August 31, 2014, the guideline ranges referred to above, specifically 50% to 80% with respect to developing countries, and 20% to 50% with respect to selected foreign developed nations, will be removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.